UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2017

Patriot National, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36804	46-4151376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 East Las Olas Boulevard, Suite 1650

Fort Lauderdale, Florida

(Address of Principal Executive Offices)

(954) 670-2900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Thomas Shields as Executive Vice President and Chief Financial Officer

On August 11, 2017, Thomas Shields, the Executive Vice President and Chief Financial Officer of Patriot National, Inc. (the “Company”) agreed to resign from the Company effective September 15, 2017 (the “Effective Date”) to pursue other opportunities. On August 11, 2017, Thomas Shields and the Company entered into a Confidential Separation Agreement and General Release (the “Separation Agreement”), effective on the Effective Date, that specifies the terms of, and the benefits he is eligible to receive in connection with, Mr. Shields’ departure from the Company. Subject to his compliance with the terms and conditions of the Separation Agreement, Mr. Shields will receive (i) a total of $920,000, of which $370,000 shall be paid on the Effective Date with the remaining to be paid over six monthly installments beginning October 15, 2017, which payments shall accelerate upon a change of control, (ii) 23,529 restricted shares of the Company’s common stock pursuant to the vesting schedule established in his employment agreement as if his employment had not been terminated or, alternatively, the cash equivalent of such shares on September 15, 2017, and (iii) continuation of group health plan coverage until the earlier of September 15, 2019 or the time he obtains group health plan coverage with a new employer.

In order to provide a smooth transition of leadership, Mr. Shields shall serve as a consultant to his successor as the Company’s Chief Financial Officer until March 15, 2018, and shall receive a lump sum of $35,000 for any month in which he provides consulting work.

Under the Separation Agreement, Mr. Shields provided a general waiver and release of claims against the Company and is subject to certain cooperation and restrictive covenants, including confidentiality, non-disparagement, non-solicitation, and non-competition. The foregoing description is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Confidential Separation Agreement and General Release, dated as of August 11, 2017, by and between Patriot National, Inc. and Thomas Shields

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL, INC.

By:	/s/ Beth Crews
Name:	Beth Crews
Title:	VP & Deputy General Counsel

Date: August 17, 2017